Exhibit 10.2

[Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and attachments to this exhibit have been omitted. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.]

Business Development Agreement

业务推广服务合同

Party A甲方:  Northann Corp   (NYSE: NCL, “NCL”)  (Hereinafter referred to as “Party A” or “NCL”))

Party B/ 乙方:  CAKL Holdings Sdn Bhd  (Hereinafter referred to as “Party B” or “CAKL”)

甲方拟请乙方作为甲方在供应链采购，市场拓展、营销策略和规划等相关业务的咨询顾问，乙方也同意担任甲方的咨询顾问。

Party A decides to employ Party B as the consultant to provide supply chain related consulting services for Party A's business development, sales strategies, promotion and marketing planning etc., and Party B also agrees to act as the consultant of Party A.

服务范围  Scope of Service

乙方同意为甲方提供如下咨询服务：

Party B agrees to provide consulting services for Party A as follows:

1．协助甲方进行业务拓展以及市场营销战略方案评估;

Assisting Party A in Party A’s marketing and strategy plans, including but not limited to business development and strategic marketing plan evaluation

2. 销售策略的制定及执行，并根据结果进行修正

Sales planning and execution, making adjustment based on actual performance

3. 市场研究和数据收集，为甲方的商业规划提供支持

Marketing research and data collection to facilitate Party A’s business strategy

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4. 向甲方提供专业策划和广告推广方案，以为甲方吸引更多的潜在客户；

Mapping out advertisement strategy and plan, to attract potential clients

5. 代表甲方和亚洲的供应商机构商谈合作事宜

To discuss joint-programs with Asian suppliers on behalf of Party A

6. 代表甲方和相关政府机构沟通，获得相关政府批准

To communicate related government agencies and help to obtain government approval on behalf of Party A

7. 协助甲方和潜在客户的合同商谈等

 Help Party A to negotiate Agreements with potential clients

8. 其他销售与商业拓展事宜

Other matters related to business development and marketing

Term

The term of this agreement shall be one (1) year, commencing from the date on which this agreement is executed.

利益冲突. Conflict of interest

在顾问合同期内，公司有权在合理的工作时间内要求顾问提供服务。 但是，顾问不只为公司提供独家服务，顾问有权为其它公司和个人提供相应的服务。但是，如果顾问为其他个人或实体提供的服务与此合同有一定的商务利益冲突或矛盾，顾问必须及时书面通知公司，公司接到通知后，有权决定是否继续履行本顾问合同。若公司在接到此通知的七天内没有提出异议，即代表公司允许顾问进行其它的业务，并同意顾问继续为其它公司提供服务。

During the term of the consultant contract, the company has the right to require the consultant to provide services within reasonable working hours. However, the consultant not only provides services for the company, but also has the right to provide corresponding services for other companies and individuals. If the services provided by the consultant to other individuals or entities have certain commercial conflicts of interest or contradictions with this contract, the consultant must timely notify the company in writing. After receiving the notice, the company has the right to decide whether to continue to honor this consulting agreement. If the company does not raise any objection within seven days after receiving this notice, it will allow the consultant to carry out other business on behalf of the company and agree that the consultant will continue to provide services to other companies.

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咨询顾问权限. Consultant Authority

咨询顾问无权代表公司对外签署任何的协议、合同或意向书。除非公司出具书面授权，咨询顾问无权代表公司或对外承担任何法律权责。

The consultant has no right to sign any agreement, contract or letter of intent on behalf of the company. Unless the company issues a written authorization, the consultant has no right to assume any legal rights and responsibilities on behalf of the company.

报酬 Compensation

NCL (Party A) agrees pay CAKL (Party B) 4,500,000 common shares of NCL for the services rendered (the “Compensation Shares”). The Compensation Shares shall be restricted shares without any registration rights.

保密及非逾越条款.  Confidentiality and Non-Passover Clause

在本协议内，「保密信息」指由信息披露方向保密义务人披露的、被视为保密的任何资料（不论是以书面、口头或以电子文档、样品、范本、计算机程序或其他任何形式），或在项目洽谈之过程中，保密义务人获取的任何不为公众所知的与项目相关的资料和信息，或在项目过程中，保密义务人获悉的目标公司专属的或保密的资料和信息。包括但不限于任何与项目相关的信息及资料，以及任何披露方的策略、营运、方法、系统、流程、计划或意图、知识产权、商业秘密、市场机会、业务或财务事项有关的资料。

In this agreement, "confidential information" refers to any information (whether in written, oral or electronic documents, samples, models, computer programs or any other form) disclosed by the information discloser to the confidentiality obligor and deemed confidential, or any information related to the project that is not known to the public in the process of project negotiation, or the exclusive or confidential materials and information of the target company learned by the confidentiality obligor in the process of the project. Including but not limited to any information and materials related to the project, as well as materials related to the strategy, operation, method, system, process, plan or intention, intellectual property rights, trade secrets, market opportunities, business or financial matters of any disclosing party.

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咨询顾问同意严守有关公司业务、运作或前景情况的秘密，未经公司事先同意，除公司的律师、审计师、商业及投资银行外，不得向任何第三方泄露公司的商业秘密以及其它保密信息。

The consultant agrees to strictly keep the secrets of the company's business, operation or prospects. Without the prior consent of the company, the consultant shall not disclose the company's business secrets and other confidential information to any third party except the company's lawyers, auditors, commercial and investment banks.

书面修改.  Written Modification

有关本合同的任何改动须经双方书面确认后才能最终生效，

Any modification of this Agreement shall come into force only after it is confirmed in writing by both parties.

合同副本. Copies of the Agreement

本合同一式两份，每一份都可以视为合同的原件，签约双方可以通过传真或其他诸如Email的电子签署方式来互换原件，所有传真签字或其他电子签署的合同将视为原件并即时生效。

This contract is made in duplicate. Each cope can be regarded as the original copy. Both parties can exchange the original copies by fax or other electronic signing methods such as Email. All copes signed by fax or other electronic signing methods will be regarded as the original copies and shall take effect immediately.

管辖法律和争议解决 Governing Law and Dispute Resolution

本协议受中国香港特别行政区法律管辖，有关本协议的成立、有效性、解释和履行及由此产生的争议的解决适用香港特别行政区法律。

This agreement shall be governed by the laws of the Hong Kong Special Administrative Region of the People's Republic of China. The formation, validity, interpretation, and performance of this agreement, as well as the resolution of any disputes arising therefrom, shall be subject to the laws of the Hong Kong Special Administrative Region.

签署.  Signature

如果双方理解并同意以上条款，请在本合同签章处签署。本合同在双方签署后立即生效。

If both parties understand and agree to the above terms, please sign at the signature and seal of this contract. This contract shall come into force immediately after being signed by both parties.

(以下为签署页）The following is the signature page

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（本页为签字页，无正文）

This page is for signature and has no legal content

Party A: Northann Corp

By Authorized Representative:	Lin Li
Title:	CEO
签字/ Signature:	/s/ Lin Li
Date of Signing:	December 4, 2024

乙方 Party B: CAKL Holdings Sdn Bhd

By Authorized Representative:	James Hasan
Title:	Manager
签字/ Signature:	/s/ James Hasan
Date of Signing:	December 3, 2024

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Exhibit A

Designation List

[XXX]: 4,500,000 shares

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